UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2021

BROWNIE’S MARINE GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-99393 (Commission File Number)	90-0226181 (I.R.S. Employer Identification No.)

3001 NW 25 Avenue, Suite 1 Pompano Beach, Florida (Address of principal executive offices)	33069 (Zip Code)

Registrant’s telephone number, including area code: (954) 462-5570

(Former name or former address, if changed since last report.)
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 3, 2021, Brownie’s Marine Group, Inc., a Florida corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Submersible Acquisition, Inc., a Florida corporation and wholly owned subsidiary of the Company (“Acquisition Sub”), Submersible Systems, Inc., a Florida corporation (“Submersible”), and Summit Holdings V, LLC, a Florida limited liability company (“Summit”) and Tierra Vista Group, LLC, a Florida limited liability company (“Tierra Vista” and, together with Summit, the “Sellers”), the owners of all of the capital stock of Submersible (the “Submersible Shares”), pursuant to which Acquisition Sub merged with and into Submersible (the “Merger”), and Submersible, the surviving corporation, became a wholly owned subsidiary of the Company. The Merger became effective upon the filing of Articles of Merger with the Secretary of State of the State of Florida.

Pursuant to the terms and conditions of the Merger Agreement, the Company acquired all of the Submersible Shares from the Sellers for an aggregate purchase price of $1,750,000 (the “Merger Consideration”), which was paid to the Sellers at closing (the “Closing”): (a) by issuance to the Sellers of 8% convertible promissory notes in the aggregate principal amount of $350,000 (the “Notes”), and (b) by issuance to the Sellers of an aggregate of 27,305,442 shares (the “ Merger Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), calculated at a price of approximately $0.05127 per share (the “Conversion Rate”).

The Merger Shares received by the Sellers are subject to a leak-out restriction commencing on the date of issuance, as follows: (i) up to 12.5% may be sold after 6 months; (ii) up to 25% may be sold after 9 months; (iii) up to 75% may be sold after 24 months; and (iv) up to 100% may be sold after 36 months. Notwithstanding the foregoing, the leak-out restriction may be waived by the Company under certain conditions.

The Sellers were granted “piggyback” registration rights with respect to the Merger Shares and the shares of Common Stock that may be received upon their conversion of the Notes.

The Notes have a maturity date of September 3, 2024, and bear interest at a rate of 8% per annum. Interest shall be paid at the end of each 3-month period commencing on September 30, 2021, in shares of Common Stock of the Company, calculated based on the amount due on said date divided by the Conversion Rate. The Company has the right to prepay amounts due under the Notes in whole or in part at any time without penalty or premium. Within 30 days after the end of each quarter, commencing on the first full quarter after the Closing, the Company shall pay, as a reduction of the principal amount of the Notes, in cash, payments equal to 50% of Submersible’s Operating Income. For the purposes of the Notes, Operating Income shall be defined as the net income of Submersible before interest, taxes, depreciation and amortization (but expressly excluding any overhead cost allocation applied to Submersible by the Company). The final payment will be a balloon payment of the balance due upon the end of the term of the Notes. The holders of Notes have the right to convert the Notes, in whole or in part, at any time, within the 36-month term into shares of Common Stock at the Conversion Rate.

In connection with the Merger, Rick Kearney, Submersible’s founder, entered into a five-year confidentiality, non-competition and non-solicitation agreement with the Company (the “Non-Compete Agreement”).

The foregoing descriptions of the Notes, the Merger Agreement and the Non-Compete Agreement are not complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

On September 3, 2021, the Company consummated the acquisition of Submersible, which designs, tests, manufactures, distributes and sells scuba, diving and rescue equipment, and air compressors and nitrox generation fill systems. As a result of the Merger, Submersible became a wholly owned subsidiary of the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 above, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 and 2.01 above, which disclosure is incorporated herein by reference.

The issuances of the Notes and Merger Shares were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as transactions by an issuer not involving any public offering. At the time of their issuance, the Notes and the Merger Shares were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 7.01	Regulation FD Disclosure.

On September 9, 2021, the Company issued a press release announcing the Merger. The press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that may affect our operations, financial performance, and other factors as discussed in our filings with SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 31, 2021. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Report no later than 71 calendar days after the required filing date for this Report.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Report no later than 71 days after the required filing date for this Report.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of 8% Convertible Promissory Note

10.1	Merger Agreement, dated September 3, 2021, by and among the Company, Acquisition Sub, Submersible and the Sellers

10.2	Confidentiality, Non-Competition and Non-Solicitation Agreement

99.1	Press release, dated September 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWNIE’S MARINE GROUP, INC..

Date: September 9, 2021	By:	/s/ Christopher Constable
	Name:	Christopher Constable
	Title:	Chief Executive Officer